The in Vitro and in Vivo Pharmacology of AB101, a Potential Once-Weekly Basal Subcutaneous Insulin

BRIAN K ROBERTS, XUEYAN WANG, MARY S ROSENDAHL,
SANKARAM MANTRIPRAGADA, *Louisville, CO*

97-OR
American Diabetes Association 75th Scientific Sessions®
June 6, 2015

antriabio

Forward-Looking Statements

This presentation contains forward-looking statements about AntriaBio, Inc. (the "Company"). These forward-looking statements are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements relate to the Company's lead product candidate AB101, AB101's potential and related matters, which involve known and unknown risks and uncertainties. Because forward-looking statements are inherently subject to risks and uncertainties, some of which cannot be predicted or quantified and some of which are beyond our control, you should not rely on these forward-looking statements as predictions of future events. The events and circumstances reflected in our forward-looking statements may not be achieved or occur and actual results could differ materially from those projected in the forward-looking statements. Except as required by applicable law, we do not plan to publically update or revise any forward-looking statements contained herein, whether as a result of any new information, future events, changed circumstances or otherwise.

Disclosures

All authors are employees and stock option holders of AntriaBio, Inc., the sponsor/company developing AB101

AB101 Addresses an Unmet Need for a Longer-Acting Basal Insulin

- **Barriers to adequate insulin utilization may include**
  - Insulin/needle-averse patients
  - Safety concerns, including hypoglycemia
  - Weight gain
- **A longer-acting basal insulin represents a convenient, effective, and safe treatment option**
  - AB101 is being developed as a once-weekly subcutaneous insulin injection
  - In contrast to currently available basal insulin analogs, AB101 requires no modification to the native recombinant insulin structure

AB101 is a Slow Release Microsphere Encapsulated Peg (5 kDa)-insulin

PEG+ native Insulin = soluble insulin

5 kDa PEG attached to the N-terminus of insulin's B-Chain using site-specific amine PEGylation.




Peginsulin



Poly(lactic-co-glycolic acid) (PLGA)


PLGA

Peginsulin + PLGA = slow release microspheres


Emulsion
Process

End Result: AB101
Drug dispersed evenly throughout microspheres





Peginsulin (Drug Substance) Exhibits Receptor Binding Kinetics Predictive of Desired Pharmacology with Low Mitogenic Potential

Insulin and IGF-1 receptor binding kinetics Using Surface Plasmon Resonance (Biacore 3000)


Insulin Receptor
Response
Time
Insulin
Peginsulin
Association
Dissociation


1 - IGF-1 Receptor
Response
Time
IGF-1
Insulin
Peginsulin
Association
Dissociation

AB101 Single Dose SC Administration to Normal Rats Results in Slow Onset, Sustained PK-PD

Serial Fasting Glucose and Insulin Measurements After a Single Dose of 37.5 mg/kg in Normal Sprague Dawley Rats (N=6)



Blood Glucose (mg/dl)
100
80
60
40
20
0
Serum Insulin (ng/ml)
60
50
40
30
20
10
0
1 2 3 4 5 6 7 8 9 10 11 12 13 14 15
Days
Dose
Experiment #1_Glucose
Experiment #1_Ins
Experiment #2_Glucose
Experiment #2_Ins

AB101 Produces Peakless Pharmacology Over the Time-Action Duration Associated with Currently Available Basal Insulins (24h)



Blood Glucose (mg/dl)
80
60
40
20
0
Serum Insulin (ng/ml)
60
50
40
30
20
10
0
5
6
Days
Experiment #1_Glucose
Experiment #2_Glucose
Experiment #1_Ins
Experiment #2_Ins

AB101 Single Dose SC Administration to Normal Dogs Results in Slow Onset, Sustained PK-PD

Serial Fasting Glucose and Insulin Measurements After a Single Dose in Normal Beagle Dogs (N=3/dose group)



* Non-fasted glucose or insulin
Blood Glucose (mg/dL)
Insulin (ng/ml)
Days
Dose
AB101 (10 mg/kg)_Glu
AB101 (37.5 mg/kg)_Glu
AB101 (10 mg/kg)_Ins
AB101 (37.5 mg/kg)_Ins

Pharmacology Summary

- Potency and activity are comparable to recombinant human insulin
- Slow onset, sustained insulin increases and corresponding glucose reductions over the course of ~1 week in 2 species (rats and dogs)
- No acute insulin release or glucose reduction observed
- Data support weekly dosing as a basal insulin
- To our knowledge, only non-analog (native human insulin) to have an extended duration of action
- Similar results previously reported in a STZ-induced diabetes rat model



1000
800
600
400
200
0
0
2
4
6
8
10
12
14
16
Days
Control
Batch 1
Batch 2
Batch 3

Figure 6: Mean (+/- SD) blood glucose levels in diabetic rats treated with one of 3 batches of InsuLAR vs. untreated controls

Hinds et al, JCR, 2005

How Does this Translate to the Treatment of Diabetes?

- Inter-species homology of insulin/receptor predicts insulin activity in humans
- No expected differences in activity in diabetes compared to non-diabetes (time-action profile or pharmacodynamics)
- Pharmacology in dogs observed at predicted doses based on:
  - Typical daily insulin needs supplied over one week
  - Allometric predictions
  - Adjustments for minor differences in receptor potency/activity
- Efficacious doses in dogs can be readily translated to human clinically relevant doses
- Projected human doses can be administered via acceptable volumes and needle gauge
- IND-enabling work is ongoing and an IND application for clinical trials is forthcoming

Acknowledgements

- **AntriaBio, Inc. Scientists:**
  - Aimee Stutts
  - James Vardas

- **Contract Research Labs:**
  - ZenBio (CA)
  - 7th Wave Labs (MO)
  - High Quality Research Labs (CO)

- **Scientific/Clinical Advisory Board**
  - Andrew R. Hoffman
  - Philip Home
  - C. Ronald Kahn
  - Fredrick B. Kraemer
  - Jerrold Olefsky